UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2015

WESTERN ASSET

MANAGED MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and preservation of capital.*

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed Municipals Fund for the twelve-month reporting period ended February 28, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

March 27, 2015

II	Western Asset Managed Municipals Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended February 28, 2015 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy continued to gain momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce reported that fourth quarter 2014 GDP growth was 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investments.

The U.S. manufacturing sector was another tailwind for the economy. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 53.2 in February 2014, the PMI generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. Manufacturing activity then moderated over the balance of the reporting and the PMI was 52.9 in February 2015.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment was 6.6%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and fell to 5.5% in February 2015, the lowest level since May 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on March 18, 2015, after the reporting period ended, the Fed removed “patient” from its statement regarding when it may raise rates. Rather, the Fed said it “… anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Western Asset Managed Municipals Fund	III

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

March 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Managed Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions. The Fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities, at the time of purchase, from one to more than thirty years. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, securities we determine to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of volatility and produced mixed results versus equal-duration Treasuries over the twelve months ended February 28, 2015. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and numerous geopolitical issues. However, these factors were overshadowed at times by solid demand from investors looking to generate incremental yield.

Western Asset Managed Municipals Fund 2015 Annual Report	1

Fund overview (cont’d)

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended February 28, 2015. Two-year Treasury yields rose from 0.33% at the beginning of the period to 0.63% at the end of the period. Their peak of 0.73% occurred toward the end of December 2014 and they were as low as 0.32% on March 3, 2014. Ten-year Treasury yields were 2.66% at the beginning of the period and reached a low of 1.68% at the end of January and early February 2015. Their peak of 2.82% occurred on April 2, 2014 and they ended the reporting period at 2.00%.

The municipal bond market outperformed its taxable bond counterpart during the twelve- month reporting period. Over that time, the Barclays Municipal Bond Index (“the Index”)iii and the Barclays U.S. Aggregate Indexiv returned 6.49% and 5.05%, respectively. The municipal bond market generated positive results during the first eleven months covered by this report. This was due to a number of factors, including improving municipal fundamentals, attractive valuations and generally robust demand. As was the case for the taxable fixed income market, the municipal bond market then experienced a setback in February 2015, as yields moved higher during the month.

Q. How did we respond to these changing market conditions?

A. There were several changes to the Fund during the reporting period. We reduced the Fund’s overall risk exposure into market strength by paring its duration and maintained a cash position in the event of a market selloff. The Fund employed the use of short U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from the Fund’s performance.

Performance review

For the twelve months ended February 28, 2015, Class A shares of Western Asset Managed Municipals Fund, excluding sales charges, returned 8.33%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 6.49% for the same period. The Lipper General & Insured Municipal Debt Funds Category Average1 returned 7.12% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 253 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Managed Municipals Fund 2015 Annual Report

Performance Snapshot as of February 28, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Managed Municipals Fund:
Class 1[1]	2.80%	8.38%
Class A	2.78%	8.33%
Class B2	2.51%	7.65%
Class C	2.49%	7.65%
Class I	2.77%	8.36%
Barclays Municipal Bond Index	2.20%	6.49%
Lipper General & Insured Municipal Debt Funds Category Average[3]	2.37%	7.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended February 28, 2015 for Class 1, Class A, Class B, Class C and Class I shares were 3.62%, 3.17%, 2.88%, 2.72% and 3.40%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2014, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.63%, 0.66%, 1.26%, 1.23% and 0.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.60% for Class I shares. In addition, the total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 259 funds for the six-month period and among the 253 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Managed Municipals Fund 2015 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its duration and yield curvev positioning. Having a duration that was longer than that of the Index was rewarded as longer-term rates declined over the twelve month period ended February 28, 2015. From a yield curve perspective, an overweight to the 20 year and longer portion of the municipal curve was beneficial for performance.

From a sector perspective, overweights and security selection in Industrial Revenue and Health Care were additive for results given their outperformance versus the Index. An underweight to State and Local General Obligation bonds was rewarded as they underperformed the Index.

Elsewhere, the Fund’s quality biases contributed to results. In particular, having an overweight to municipal securities rated A and below, along with underweights to securities rated AA and higher, benefited results as lower rated municipal bonds outperformed their higher rated counterparts over the twelve-month period.

Q. What were the leading detractors from performance?

A. While the Fund significantly outperformed the Index during the reporting period, its security selection in the Special Tax sector slightly detracted from results. Finally, having a cash position was a modest drag on results given the strong performance of the overall municipal market.

Thank you for your investment in Western Asset Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 17, 2015

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

4	Western Asset Managed Municipals Fund 2015 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Managed Municipals Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2015 and February 28, 2014 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Managed Municipals Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2014 and held for the six months ended February 28, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	2.80%	$1,000.00	$1,028.00	0.51%	$2.56	Class 1	5.00%	$1,000.00	$1,022.27	0.51%	$2.56
Class A	2.78	1,000.00	1,027.80	0.66	3.32	Class A	5.00	1,000.00	1,021.52	0.66	3.31
Class B	2.51	1,000.00	1,025.10	1.20	6.03	Class B	5.00	1,000.00	1,018.84	1.20	6.01
Class C	2.49	1,000.00	1,024.90	1.24	6.23	Class C	5.00	1,000.00	1,018.65	1.24	6.21
Class I	2.77	1,000.00	1,027.70	0.56	2.82	Class I	5.00	1,000.00	1,022.02	0.56	2.81

Western Asset Managed Municipals Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Managed Municipals Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 2/28/15	8.38%	8.33%	7.65%	7.65%	8.36%
Five Years Ended 2/28/15	5.73	5.62	5.10	5.03	5.74
Ten Years Ended 2/28/15	5.49	5.40	4.98	4.82	5.55

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class I
Twelve Months Ended 2/28/15	8.38%	3.74%	3.15%	6.65%	8.36%
Five Years Ended 2/28/15	5.73	4.71	4.93	5.03	5.74
Ten Years Ended 2/28/15	4.98	4.94	4.98	4.82	5.55

Cumulative total returns
Without sales charges[1]
Class 1 (2/28/05 through 2/28/15)	70.69%
Class A (2/28/05 through 2/28/15)	69.20
Class B (2/28/05 through 2/28/15)	62.58
Class C (2/28/05 through 2/28/15)	60.13
Class I (2/28/05 through 2/28/15)	71.61

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 4.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

Western Asset Managed Municipals Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Managed Municipals Fund vs. Barclays Municipal Bond Index and Lipper General and Insured Municipal Debt Funds Category Average† — February 2005 - February 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Managed Municipals Fund on February 28, 2005, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2015. The hypothetical illustration also assumes a $10,000 investment, in the Barclays Municipal Bond Index and Lipper General and Insured Municipal Debt Funds Category Average. The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General and Insured Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Managed Municipals Fund 2015 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
WA Managed Muni	— Western Asset Managed Municipals Fund

Western Asset Managed Municipals Fund 2015 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
WA Managed Muni	— Western Asset Managed Municipals Fund

12	Western Asset Managed Municipals Fund 2015 Annual Report

Schedule of investments

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.0%
Alabama — 2.3%
Birmingham, AL, Commercial Development Authority Revenue:
Civic Center Improvements Project	5.000%	4/1/24	$1,770,000	$2,060,970
Civic Center Improvements Project	5.000%	4/1/25	1,970,000	2,292,706
Civic Center Improvements Project	5.000%	4/1/26	1,700,000	1,974,567
Civic Center Improvements Project	5.000%	4/1/27	1,500,000	1,733,685
Civic Center Improvements Project	5.000%	4/1/28	1,700,000	1,959,998
Civic Center Improvements Project	5.250%	4/1/29	1,750,000	2,043,580
Birmingham, AL, Special Care Facilities Financing Authority, Health Care Facility Revenue, Children’s Hospital, AGC	6.000%	6/1/39	4,000,000	4,670,520
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	16,030,000	17,877,778
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	7,200,000	8,024,040
Convertible CAB, Subordinated Lien	0.000%	10/1/46	2,000,000	1,296,920	(a)
Convertible CAB, Subordinated Lien	0.000%	10/1/50	69,910,000	44,845,867	(a)
Subordinated Lien Warrants	6.500%	10/1/53	12,300,000	14,279,316
Total Alabama				103,059,947
Alaska — 0.3%
Alaska State Housing Finance Corp. Revenue, State Capital Project II	5.000%	12/1/27	1,375,000	1,630,379
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/21	10,000,000	11,587,900
Total Alaska				13,218,279
Arizona — 0.4%
Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/18	3,520,000	3,749,750	(b)
Maricopa County, AZ, IDA, Hospital Facilities Revenue, Samaritan Health Services, NATL	7.000%	12/1/16	290,000	306,692	(c)
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	12,000,000	14,391,120
Tucson, AZ, IDA, Lease Revenue, University of Arizona, Marshall Foundation, AMBAC	5.000%	7/15/22	985,000	986,143
Total Arizona				19,433,705
California — 20.7%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.250%	8/1/39	10,000,000	11,938,500
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/33	1,750,000	2,011,765
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/34	1,350,000	1,544,994
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/46	9,000,000	10,094,580

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	13

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Anaheim, CA, Public Financing Authority Revenue, Electric Systems Distribution	5.250%	10/1/39	$6,000,000	$6,812,280
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.270%	4/1/27	40,000,000	40,874,800	(a)(d)
San Francisco Bay Area	5.000%	4/1/34	15,000,000	17,409,450	(b)
San Francisco Bay Area	5.000%	4/1/39	10,000,000	11,286,200	(b)
San Francisco Bay Area	5.125%	4/1/39	42,525,000	49,567,565	(b)
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/34	6,595,000	7,391,016
Cedars-Sinai Medical Center	5.000%	8/15/39	12,895,000	14,324,024
Stanford Hospital & Clinics	5.000%	11/15/36	34,000,000	38,757,620
Stanford Hospital & Clinics	5.150%	11/15/40	24,150,000	27,693,529
California Housing Finance Agency Revenue:
Home Mortgage	4.700%	8/1/24	4,765,000	4,832,520	(e)
Home Mortgage	5.500%	8/1/38	4,615,000	4,812,107
California State Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	11,815,000	11,780,618
California State University Revenue, Systemwide	5.500%	11/1/39	10,000,000	11,637,200
California State, GO	0.950%	12/3/18	14,000,000	14,199,080	(a)(d)
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/31	7,220,000	7,952,397
Enloe Medical Center, CMI	5.750%	8/15/38	10,000,000	11,400,800
FHA, Methodist Hospital Project	6.750%	2/1/38	8,575,000	10,382,181
John Muir Health	5.000%	8/15/36	4,305,000	4,511,640
John Muir Health	5.125%	7/1/39	7,280,000	8,105,916
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/25	2,120,000	2,493,332
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/33	7,500,000	8,450,850
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/36	4,000,000	4,531,240
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	7,905,000	9,406,001
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/29	2,500,000	2,871,900
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.500%	11/15/37	6,730,000	8,306,704
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	11,615,000	13,149,922
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport	5.000%	5/15/35	2,000,000	2,296,840
Los Angeles International Airport	5.000%	5/15/40	7,500,000	8,486,400
Los Angeles, CA, Department of Water & Power Revenue	5.000%	7/1/44	10,000,000	11,554,300

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	$3,250,000	$3,746,925
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	5,860,000	7,651,285
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	53,500,000	76,959,750
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	92,555,000	128,067,428
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/32	13,290,000	15,277,254
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	15,000,000	17,438,700
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,000,000	6,407,900	(b)
Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, NATL	5.000%	2/1/27	3,000,000	3,000,810
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.500%	9/1/45	12,000,000	12,222,000
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/39	4,850,000	5,676,101
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	1,500,000	1,739,730
Senior Lien	5.750%	6/1/48	3,700,000	4,277,015
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/32	1,375,000	1,535,793
Riverside, CA, USD, Financing Authority Revenue	5.000%	9/1/37	1,280,000	1,402,035
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	4,000,000	4,598,560
Sacramento County, CA, Airport System Revenue	5.000%	7/1/40	7,000,000	7,844,970
Sacramento County, CA, Airport System Revenue:
PFC, Grant	6.000%	7/1/35	24,360,000	27,774,054
PFC, Grant	6.000%	7/1/39	29,130,000	33,151,688
Sacramento, CA, Area Flood Control Agency:
Consolidated Capital Assessment District, BHAC	5.500%	10/1/28	4,500,000	5,183,640
Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	15,000,000	17,258,850
San Bernardino County, CA, COP:
Arrowhead Project	5.125%	8/1/24	30,000,000	34,140,300
Arrowhead Project	5.250%	8/1/26	5,000,000	5,714,150
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/28	2,435,000	2,787,612
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/27	7,695,000	8,830,397
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/28	2,735,000	3,133,736
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.250%	5/15/34	11,475,000	13,183,513
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	26,400,000	29,989,872

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	15

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	$34,000,000	$38,737,220
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/35	5,000,000	5,601,250
San Francisco, CA, City & County, COP:
Multiple Capital Improvement Project	5.000%	4/1/25	2,475,000	2,823,530
Multiple Capital Improvement Project	5.250%	4/1/26	1,435,000	1,651,843
Multiple Capital Improvement Project	5.250%	4/1/31	2,500,000	2,858,550
Santa Clara, CA, Electric Revenue	5.000%	7/1/30	4,000,000	4,584,040
Total California				936,118,772
Colorado — 2.3%
Aurora, CO, Hospital Revenue, Children’s Hospital Association	5.000%	12/1/40	4,000,000	4,379,080
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	6.250%	10/1/33	9,250,000	10,707,152
Catholic Health Initiatives	5.000%	9/1/41	3,040,000	3,181,178
Parkview Medical Center Inc. Project	5.000%	9/1/37	5,000,000	5,347,700
Poudre Valley Health Care	5.000%	3/1/25	500,000	500,135
Sisters Leavenworth	5.000%	1/1/32	8,010,000	9,015,495
Sisters Leavenworth	5.000%	1/1/35	2,755,000	3,066,150
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	45,000,000	62,636,400
Regional Transportation District, CO, COP	5.375%	6/1/31	5,000,000	5,731,000
Total Colorado				104,564,290
Connecticut — 0.8%
Connecticut State HEFA Revenue:
Fairfield University	5.000%	7/1/35	6,150,000	6,911,923
Sacred Heart University Inc.	5.125%	7/1/26	1,300,000	1,458,821
Sacred Heart University Inc.	5.375%	7/1/31	1,225,000	1,380,894
Sacred Heart University Inc.	5.625%	7/1/41	6,500,000	7,320,495
Yale-New Haven Hospital	5.500%	7/1/40	15,000,000	18,136,350	(b)
Mashantucket Western Pequot Tribe Connecticut Special Revenue, Bonds	6.050%	7/1/31	7,310,230	950,330
Total Connecticut				36,158,813
Delaware — 0.2%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	1,145,000	1,265,672
Delaware State Housing Authority Revenue, Single-Family Mortgage	5.450%	7/1/39	7,700,000	7,797,405
Total Delaware				9,063,077

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
District of Columbia — 0.3%
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.000%	10/1/39	$8,000,000	$8,725,520
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.250%	10/1/44	5,000,000	5,517,950
Total District of Columbia				14,243,470
Florida — 8.8%
Bonnet Creek Resort Community Development District	7.375%	5/1/34	4,190,000	4,191,257
Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project	6.050%	11/15/16	285,000	295,987	(c)
Brevard County, FL, Health Facilities Authority, Health Care Facilities Revenue, Health First Inc. Project	7.000%	4/1/39	10,000,000	12,335,700	(b)
Broward County, FL, Port Facilities Revenue	5.500%	9/1/29	4,500,000	5,272,605
Broward County, FL, School Board, COP	5.000%	7/1/31	8,750,000	10,067,050
Broward County, FL, School Board, COP	5.000%	7/1/32	8,000,000	9,166,400
Citizens Property Insurance Corp., FL	5.250%	6/1/17	20,000,000	21,987,200
Citizens Property Insurance Corp., FL:
Coastal	5.000%	6/1/18	30,000,000	33,572,700
Coastal	5.000%	6/1/19	30,000,000	34,378,500
Coastal	5.000%	6/1/20	20,000,000	23,350,600
Senior Secured, High Act	6.000%	6/1/17	3,100,000	3,452,966
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/26	2,500,000	2,801,775
Dade County, FL, IDR, Miami Cerebral Palsy Services Project	8.000%	6/1/22	1,330,000	1,335,746
Escambia County, FL, Health Facilities Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC	5.950%	7/1/20	90,000	97,439
Florida Housing Finance Corp. Revenue, Homeowner Mortgage, GNMA, FNMA, FHLMC	5.450%	7/1/33	1,340,000	1,405,955
Florida State Department of Management Services, Facilities Management, Refunding, Florida Facilities Pool, AMBAC	5.000%	9/1/21	1,000,000	1,033,410
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Obligated Group	7.000%	6/1/45	1,400,000	1,438,920	(f)
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/26	6,250,000	7,251,937
Jacksonville, FL, Transit Revenue	5.000%	10/1/27	2,830,000	3,271,055
Jacksonville, FL, Transit Revenue	5.000%	10/1/29	9,000,000	10,362,690
Marco Island, FL, Utility System Revenue	5.000%	10/1/34	1,000,000	1,155,220
Marco Island, FL, Utility System Revenue	5.000%	10/1/40	1,500,000	1,699,830
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	10,000,000	10,276,100	(e)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/29	20,525,000	23,228,142	(e)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/36	8,450,000	9,665,110

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	17

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	$26,100,000	$29,731,032
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.000%	10/1/29	20,000,000	22,597,600
Miami-Dade County, FL, EFA Revenue, University of Miami	5.500%	4/1/38	10,000,000	10,492,000
Miami-Dade County, FL, School Board, COP:
AGC	5.000%	2/1/27	7,000,000	7,861,350
AGC	5.250%	2/1/27	5,500,000	6,246,350
Miami-Dade County, FL, Stormwater, NATL	5.000%	4/1/28	2,250,000	2,258,257	(b)
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.375%	10/1/23	6,500,000	7,534,670
Orlando Health Inc.	5.125%	10/1/26	6,000,000	6,872,280
Orlando Regional Healthcare System, AGM	5.000%	12/1/32	13,000,000	14,329,120
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	6,960,000	7,128,432	(e)(f)
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	5,400,000	6,315,462
Orange County, FL, Tourist Development Tax Revenue, Refunding, AMBAC	5.000%	10/1/21	2,000,000	2,053,140
Orlando & Orange County, FL, Expressway Authority Revenue	5.000%	7/1/22	1,750,000	2,100,735
Orlando, FL, State Sales Tax Payments Revenue	5.000%	2/1/38	5,000,000	5,429,050
Pasco County, FL, HFA, Housing Pasco Woods Apartments Project	5.700%	8/1/19	250,000	250,235	(e)
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	4,125,000	4,135,684
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	1,830,000	1,281,000	(h)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	950,785	408,838	(h)
Sarasota County, FL, Public Hospital Board Revenue:
Refunding, Sarasota Memorial Hospital, NATL	5.250%	7/1/24	5,000,000	5,911,750
Refunding, Sarasota Memorial Hospital, NATL	5.500%	7/1/28	3,485,000	4,084,873
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital Project	5.625%	7/1/39	8,500,000	9,781,715	(g)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	4,400,000	4,690,092	(f)
Sunrise, FL, Utilities Systems Revenue:
AMBAC	5.200%	10/1/22	1,295,000	1,527,712	(b)
AMBAC	5.200%	10/1/22	1,705,000	1,944,229
Tampa, FL, Sports Authority Revenue:
GTD Parking Tampa Bay Arena Project, NATL	6.050%	10/1/20	500,000	537,800
GTD Parking Tampa Bay Arena Project, NATL	6.100%	10/1/26	1,000,000	1,155,740
Tampa, FL, Water & Sewer Revenue	6.900%	10/1/16	675,000	719,118	(c)
Total Florida				400,472,558

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 4.9%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/34	$50,000,000	$60,571,000	(b)
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	22,100,000	26,650,611	(b)
Atlanta, GA, Water & Wastewater Revenue:
NATL	5.500%	11/1/27	1,000,000	1,239,650
NATL, FGIC	5.500%	11/1/19	1,000,000	1,190,730
Burke County, GA, Development Authority, PCR:
Oglethorpe Power Corp.	7.000%	1/1/23	5,000,000	5,678,700
Oglethorpe Power Corp. Vogtle Project	5.500%	1/1/33	18,000,000	19,153,980
Oglethorpe Power Corp. Vogtle Project, BHAC	5.700%	1/1/43	16,285,000	18,150,284
Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, NATL	5.625%	10/1/26	1,000,000	1,175,020
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	7,800,000	8,922,966
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	20,000,000	22,777,600
Georgia Municipal Electric Authority, Power Revenue, AMBAC	7.250%	1/1/24	500,000	681,790
Georgia Private Colleges & Universities Authority Revenue, Savannah College of Art & Design Project	5.000%	4/1/44	5,000,000	5,517,350
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation II LLC Project	5.500%	6/15/39	15,000,000	17,202,750
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/18	6,485,000	7,138,753
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	5,000,000	5,721,550
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.500%	9/15/26	10,000,000	12,031,700
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Refunding, AMBAC	6.250%	7/1/20	195,000	215,875
Milledgeville, GA, Water & Sewer Revenue, AGM	6.000%	12/1/21	500,000	573,125
Savannah, GA, EDA, PCR, Union Camp Corp. Project	6.150%	3/1/17	500,000	542,570
Thomasville, GA, Hospital Authority Revenue:
Anticipation CTFS, John D. Archbold Memorial Hospital	5.125%	11/1/30	3,500,000	4,029,690
Anticipation CTFS, John D. Archbold Memorial Hospital	5.250%	11/1/35	1,000,000	1,152,210
Anticipation CTFS, John D. Archbold Memorial Hospital	5.375%	11/1/40	2,250,000	2,561,242
Total Georgia				222,879,146
Illinois — 4.3%
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO:
Green Bond	5.000%	12/1/39	10,095,000	11,595,925
Green Bond	5.000%	12/1/44	30,000,000	34,325,400
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	23,160,000	26,781,297
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/40	6,000,000	6,459,600

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	19

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Wastewater Transmission Revenue, Second Lien	5.000%	1/1/44	$6,000,000	$6,634,740
Chicago, IL, Waterworks Revenue, Second Lien Project	5.000%	11/1/39	11,840,000	13,232,858
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.500%	11/1/38	18,500,000	22,064,765	(b)
Edward Hospital, AMBAC	5.500%	2/1/40	4,000,000	4,400,720
Illinois Rush University Medical Center	6.625%	11/1/39	28,025,000	34,275,696	(b)
Memorial Health System	5.500%	4/1/39	12,000,000	13,650,720
Park Place of Elmhurst	8.000%	5/15/30	4,385,000	3,060,204	(i)
Illinois State COP, Department of Central Management Services, NATL	5.650%	7/1/17	1,310,000	1,314,873
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue:
McCormick Project	5.000%	6/15/50	4,500,000	4,751,505
McCormick Project	5.250%	6/15/50	9,305,000	9,967,516
Regional Transportation Authority, NATL, FGIC	7.750%	6/1/20	1,045,000	1,227,143
Total Illinois				193,742,962
Indiana — 1.4%
Indiana Municipal Power Agency Power Supply Systems Revenue	5.625%	1/1/28	4,000,000	4,603,000
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/29	2,000,000	2,310,740
Indiana State Finance Authority Revenue:
I-69 Development Partners LLC	5.000%	9/1/46	9,250,000	10,012,570	(e)
Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/40	5,000,000	5,383,850	(e)
Indianapolis, IN, Gas Utility Revenue, AGC	5.250%	8/15/26	9,290,000	10,469,458
North Manchester, IN, EDR:
Peabody Retirement Community Project	1.000%	12/1/45	903,402	18,068	(h)
Peabody Retirement Community Project	6.050%	12/1/45	1,038,384	521,996	(a)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	20,000,000	24,194,400	(b)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	5,000,000	6,151,800	(e)
Total Indiana				63,665,882
Iowa — 1.3%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	18,515,000	19,742,730
Iowa Fertilizer Co. Project	5.250%	12/1/25	35,720,000	39,233,062
Total Iowa				58,975,792

See Notes to Financial Statements.

20	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Kansas — 0.2%
Sedgwick County, KS, Public Building Commission Revenue	5.000%	2/1/39	$4,355,000	$5,076,362
Sedgwick County, KS, Public Building Commission Revenue	5.000%	2/1/44	3,000,000	3,463,620
Total Kansas				8,539,982
Kentucky — 0.8%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue:
Baptist Healthcare Systems	5.375%	8/15/24	4,000,000	4,520,240
Baptist Healthcare Systems	5.625%	8/15/27	2,000,000	2,272,520
Kentucky State Economic Development Finance Authority Revenue:
Louisville Arena Project, AGC	6.000%	12/1/33	9,000,000	9,677,610
Louisville Arena Project, AGC	6.000%	12/1/38	5,000,000	5,349,500
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	13,450,000	14,206,024
Total Kentucky				36,025,894
Louisiana — 0.6%
Louisiana Local Government Environmental Facilities & CDA Revenue, Refunding Bonds, Sharlo Apartments, GNMA-Collateralized	6.500%	6/20/37	975,000	1,008,638
Louisiana PFA, Hospital Revenue, Lafayette General Medical Center	5.500%	11/1/40	18,000,000	20,738,700
Louisiana State Citizens Property Insurance Corp., Assessment Revenue, AGC	6.125%	6/1/25	5,000,000	5,740,900
Total Louisiana				27,488,238
Maryland — 1.3%
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	8,000,000	8,612,480
Transportation Facilities Project	5.375%	6/1/25	7,500,000	8,227,950
Transportation Facilities Project	5.750%	6/1/35	19,000,000	20,454,640
Maryland State Health & Higher EFA Revenue:
Anne Arundel Health Systems	6.750%	7/1/39	7,500,000	9,281,250	(b)
Lifebridge Health	6.000%	7/1/41	1,500,000	1,805,325
Maryland State Health & Higher EFA Revenue Bonds, University of Maryland Medical System	5.000%	7/1/34	9,000,000	10,018,260
Total Maryland				58,399,905
Massachusetts — 2.9%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue	5.000%	1/1/37	12,000,000	13,384,080
Massachusetts State DFA Revenue:
Boston University	5.600%	10/1/35	8,700,000	10,212,408

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	21

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Boston University	5.700%	10/1/40	$13,105,000	$15,371,248
Broad Institute Inc.	5.375%	4/1/41	17,000,000	19,655,570
Milford Regional Medical Center	5.750%	7/15/43	1,500,000	1,690,650
Visual & Performing Arts Project	6.000%	8/1/21	2,200,000	2,536,094
Massachusetts State HEFA Revenue:
Caregroup Inc.	5.000%	7/1/28	2,000,000	2,204,240
Caregroup Inc., NATL	5.375%	2/1/26	1,750,000	1,970,745
Caregroup Inc., NATL	5.375%	2/1/27	1,000,000	1,123,300
Caregroup Inc., NATL	5.375%	2/1/28	1,500,000	1,679,655
Suffolk University	5.750%	7/1/39	17,500,000	19,971,350	(b)
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	5,022,206
Massachusetts State IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA	6.500%	8/1/37	565,000	575,339
Massachusetts State, GO	0.500%	2/1/16	13,325,000	13,354,315	(a)
Massachusetts State, GO:
Consolidated Loan	0.470%	9/1/15	18,665,000	18,665,000	(a)
Consolidated Loan	0.540%	9/1/16	4,000,000	4,018,960	(a)
Total Massachusetts				131,435,160
Michigan — 3.9%
Detroit, MI, Water & Sewerage Department, Disposal System Revenue, Senior Lien	5.250%	7/1/39	7,000,000	7,573,510
Detroit, MI, Water Supply System Revenue	5.000%	7/1/41	5,020,000	5,274,916
Detroit, MI, Water Supply System Revenue, AGM	6.250%	7/1/36	10,000,000	10,859,200
Michigan State Building Authority Revenue:
Facilities Program	5.125%	10/15/33	16,500,000	18,769,245
Facilities Program	6.000%	10/15/38	20,500,000	23,592,220
Facilities Program	5.250%	10/15/47	4,100,000	4,642,471
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	10,940,000	11,818,373	(f)
Michigan State Finance Authority Revenue:
Detroit School District	5.500%	6/1/21	14,000,000	16,070,880
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	6,560,000	7,156,763
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	6,850,000	7,236,271
Michigan State Hospital Finance Authority Revenue, McLaren Health Care Corp.	5.750%	5/15/38	17,750,000	19,965,555
Michigan State Housing Development Authority, Rental Housing Revenue	5.375%	10/1/29	1,660,000	1,737,970
Michigan State Housing Development Authority, Rental Housing Revenue	5.625%	10/1/34	2,500,000	2,633,700

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Strategic Fund Ltd. Obligation Revenue:
Detroit Edison	5.500%	8/1/16	$4,000,000	$4,241,760	(a)(d)
Michigan Senate Offices Project	5.250%	10/15/40	3,210,000	3,655,452
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	24,000,000	30,040,560	(b)
Total Michigan				175,268,846
Minnesota — 0.5%
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System	5.250%	11/15/28	10,960,000	12,671,513
Western Minnesota Municipal Power Agency Revenue	5.000%	1/1/46	7,970,000	9,124,375
Total Minnesota				21,795,888
Mississippi — 0.1%
Lowndes County, MS, Solid Waste Disposal & PCR, Refunding Bonds, Weyerhaeuser Co. Project	6.800%	4/1/22	3,000,000	3,809,400
Missouri — 1.4%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.625%	8/1/38	8,500,000	9,522,040
Kansas City, MO, IDA Revenue:
Downtown Redevelopment, AMBAC	5.000%	12/1/17	1,130,000	1,261,374	(c)
Downtown Redevelopment, AMBAC	5.000%	12/1/17	975,000	1,086,101
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.750%	1/1/29	5,000,000	5,229,050	(b)
Missouri State HEFA Revenue, Children’s Mercy Hospital	5.625%	5/15/39	30,000,000	34,395,300
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	10,345,000	11,375,362
Total Missouri				62,869,227
Nevada — 0.5%
Reno, NV, Hospital Revenue, Washoe Medical Center, AGM	5.500%	6/1/39	19,350,000	21,477,726
New Hampshire — 0.1%
New Hampshire State HFA, Single-Family Mortgage Revenue	5.550%	7/1/33	3,570,000	3,795,695
New Hampshire State HFA, Single-Family Mortgage Revenue	5.600%	1/1/38	3,020,000	3,199,026
Total New Hampshire				6,994,721
New Jersey — 7.7%
New Jersey EDA Revenue:
School Facilities Construction	5.000%	12/15/27	9,230,000	10,137,217
School Facilities Construction	5.250%	12/15/33	12,500,000	13,679,250

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	23

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/41	$8,500,000	$10,285,425
Catholic Health East	4.750%	11/15/29	5,000,000	5,548,900
New Jersey State EDA Revenue	5.000%	6/15/21	7,500,000	8,635,050
New Jersey State EDA Revenue	5.000%	6/15/25	4,545,000	5,116,352
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	21,170,000	22,325,035	(e)
Continental Airlines Inc. Project	5.500%	6/1/33	5,000,000	5,594,500	(e)
Private Activity-The Goethals Bridge Replacement Project	5.375%	1/1/43	2,500,000	2,798,700	(e)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	1,500,000	1,654,860	(e)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	1,000,000	1,101,660	(e)
Refunding	6.875%	1/1/37	13,065,000	13,237,197	(e)
Refunding, Gloucester Marine Project	6.625%	1/1/37	6,985,000	7,078,948
School Facilities Construction	1.620%	3/1/28	20,000,000	19,471,000	(a)
School Facilities Construction	5.000%	3/1/29	10,000,000	10,877,900
School Facilities Construction, SIFMA	1.570%	9/1/27	22,065,000	21,315,893	(a)
New Jersey State EDA, Motor Vehicle Revenue, Motor Vehicle Surcharges, NATL	5.250%	7/1/31	1,000,000	1,010,400
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	5.625%	11/15/30	9,350,000	10,676,578	(e)
New Jersey State EFA Revenue, Richard Stockton College	5.375%	7/1/38	5,000,000	5,514,600
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	10,040,000	11,109,160
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	5,000,000	5,527,250
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	47,840,000	51,015,619	(e)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.500%	10/1/38	4,695,000	4,900,453
New Jersey State Transportation Trust Fund Authority, Transportation System	5.875%	12/15/38	30,000,000	34,211,400
New Jersey State Turnpike Authority Revenue	0.640%	1/1/17	11,000,000	11,047,630	(a)(d)
New Jersey State Turnpike Authority Revenue	0.570%	1/1/18	30,000,000	30,198,900	(a)
New Jersey State Turnpike Authority Revenue	0.700%	1/1/18	10,000,000	10,066,100	(a)(d)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	8,000,000	8,873,040
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	3,515,000	3,899,295
Total New Jersey				346,908,312

See Notes to Financial Statements.

24	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 0.5%
New Mexico Mortgage Finance Authority:
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.450%	3/1/36	$2,605,000	$2,771,720
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.850%	7/1/39	910,000	960,232	(e)
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	6.375%	8/1/32	15,000,000	17,339,250
Total New Mexico				21,071,202
New York — 4.2%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	20,800,000	24,675,456
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	22,000,000	25,512,960
MTA, NY, Revenue	6.500%	11/15/28	10,000,000	11,807,300
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.500%	2/15/23	4,000,000	4,497,800
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution Fiscal 2013	5.000%	6/15/47	2,000,000	2,261,520
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/31	6,000,000	6,751,680
New York City, NY, TFA, Building Aid Revenue	5.125%	1/15/33	6,000,000	6,750,840
New York State Dormitory Authority Revenue, Non-State Supported Debt, New School University	5.500%	7/1/40	35,000,000	40,165,650
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center LLC Project	5.375%	11/15/40	4,295,000	4,802,196	(f)
3 World Trade Center LLC Project	5.000%	11/15/44	15,750,000	16,526,475	(f)
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,818,500
New York, NY, GO	5.000%	8/1/22	10,000,000	12,071,300
Port Authority of New York & New Jersey, Special Obligation Revenue:
5th Installment, Special Project	6.750%	10/1/19	885,000	885,204	(e)
JFK International Air Terminal LLC	6.000%	12/1/36	8,000,000	9,474,480
JFK International Air Terminal LLC	6.000%	12/1/42	15,000,000	17,712,000
Total New York				189,713,361
North Carolina — 1.4%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
Carolinas Healthcare System	5.250%	1/15/34	13,400,000	14,953,060
Carolinas Healthcare System	5.125%	1/15/37	2,000,000	2,199,780
Carolinas Healthcare System	5.250%	1/15/39	22,000,000	24,402,840
Carolinas Healthcare System	5.250%	1/15/42	5,000,000	5,532,600
Monroe, NC, COP, AGC	5.500%	3/1/39	1,000,000	1,146,470

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	25

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — continued
North Carolina Eastern Municipal Power Agency, Power System Revenue	6.000%	1/1/26	$1,310,000	$1,683,193	(b)
North Carolina Turnpike Authority, Triangle Expressway System Revenue, AGC	5.750%	1/1/39	9,000,000	10,233,000
Raleigh Durham, NC, Airport Authority Revenue	5.000%	5/1/32	4,500,000	5,045,760
Total North Carolina				65,196,703
Ohio — 0.9%
Cleveland, OH, State University, NATL, FGIC	5.000%	6/1/19	1,210,000	1,311,096
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,595,000	2,599,515
Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, FHA	6.600%	8/1/25	615,000	615,978
Lucas County, OH, Hospital Revenue, Promedica Healthcare	6.000%	11/15/41	5,000,000	6,124,600
Montgomery County, OH, Administration Building Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,400,000	1,620,542
Ohio State Air Quality Development Authority Revenue, FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	10,500,000	11,078,760	(a)(d)
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, GNMA, FNMA, FHLMC-Collateralized	5.400%	9/1/33	810,000	857,166
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	17,000,000	17,127,840	(a)(d)
Total Ohio				41,335,497
Oklahoma — 0.1%
Oklahoma State Municipal Power Authority, Power Supply System Revenue	6.000%	1/1/38	3,000,000	3,429,420	(b)
Oregon — 0.6%
Oregon Health & Sciences University Revenue	5.750%	7/1/39	17,100,000	20,116,269
Oregon State Department of Administrative Services, COP	5.250%	5/1/39	1,900,000	2,154,923
Oregon State Facilities Authority Revenue, Legacy Health System Project	5.250%	5/1/21	5,000,000	5,997,950
Port of Umatilla, OR, Water Revenue, LOC-Bank of America N.A.	6.650%	8/1/22	705,000	710,682	(e)
Total Oregon				28,979,824
Pennsylvania — 3.1%
Allegheny County, PA, IDA Revenue, U.S. Steel Corp. Project	6.750%	12/1/27	8,800,000	10,353,376
Bucks County, PA, IDA Revenue, U.S. Steel Corp. Project	6.750%	6/1/26	15,000,000	17,716,350
Dauphin County, PA, IDA, Dauphin Consolidated Water Supply Co.	6.900%	6/1/24	2,400,000	3,092,088	(e)
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/35	14,015,000	15,397,019
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,566,640

See Notes to Financial Statements.

26	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	$5,000,000	$5,599,800
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.750%	8/1/30	4,010,000	4,091,202
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
PPL Energy Supply LLC Project	3.000%	9/1/15	15,000,000	15,145,350	(a)(d)
Shipping Port	3.375%	7/1/15	20,000,000	20,150,400	(a)(d)
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	6,000,000	6,935,520
Pennsylvania State Higher EFA Revenue:
Drexel University	5.125%	5/1/36	10,300,000	11,321,348
Thomas Jefferson University	5.000%	3/1/40	5,710,000	6,330,734
University of Pennsylvania Health Systems Revenue	5.000%	8/15/24	1,000,000	1,179,280
University of Pennsylvania Health Systems Revenue	5.250%	8/15/25	1,750,000	2,086,578
University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,404,580
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	3,000,000	3,300,480
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	7,000,000	7,976,010
Philadelphia, PA, Hospitals & Higher EFA, Hospital Revenue, Presbyterian Medical Center	6.650%	12/1/19	705,000	783,749	(c)
Total Pennsylvania				138,430,504
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.375%	8/1/39	42,680,000	27,902,477
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	1,950,000	1,399,164
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	5,820,000	4,264,721
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	10,225,000	6,633,571
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	4,500,000	2,807,685
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/43	2,420,000	1,556,181
Total Puerto Rico				44,563,799
Rhode Island — 0.2%
Providence, RI, RDA Revenue, Refunding Bonds, Public Safety Building Project, AMBAC	5.000%	4/1/24	3,270,000	3,275,166
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,460,000	6,373,622
Total Rhode Island				9,648,788
South Carolina — 0.5%
Piedmont, SC, Municipal Power Agency, Electric Revenue:
Refunding Bonds, FGIC	6.750%	1/1/20	565,000	706,442	(c)
Unrefunded Balance, NATL, FGIC	6.750%	1/1/20	670,000	828,884

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	27

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
South Carolina — continued
South Carolina Jobs, EDA, Hospital Revenue:
Palmetto Health, AGM	6.500%	8/1/39	$3,500,000	$4,354,630
Refunding & Improvement, AnMed Health Project, AGC	5.500%	2/1/38	4,250,000	4,797,910
South Carolina State Ports Authority Revenue	5.250%	7/1/40	10,000,000	11,325,400
South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC	5.000%	10/1/23	960,000	985,162
Total South Carolina				22,998,428
Tennessee — 1.7%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,250,000	1,446,913
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,000,000	2,296,500
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	3,735,000	3,757,522
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance	5.500%	7/1/36	9,100,000	9,525,152
Memphis, TN, Center City Finance Corp. Revenue, Pyramid & Pinch District-B, AGM	5.250%	11/1/30	10,000,000	11,872,400
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/21	14,615,000	16,844,080
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	20,000,000	23,581,000
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	5,040,000	5,956,927
Total Tennessee				75,280,494
Texas — 9.8%
Austin, TX, Airport Systems Revenue	5.000%	11/15/39	7,000,000	7,856,800	(e)
Austin, TX, Airport Systems Revenue	5.000%	11/15/44	8,500,000	9,495,860	(e)
Grand Parkway Transportation Corp., TX, System Toll Revenue:
Convertible CAB	0.000%	10/1/34	5,000,000	3,960,700	(a)
First Tier Toll Revenue	5.125%	10/1/43	2,000,000	2,207,720
Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project	8.000%	4/1/28	5,000,000	5,013,700	(e)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Health System	1.070%	6/1/24	5,685,000	5,725,761	(a)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	31,000,000	35,581,490
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	2,000,000	2,555,560	(c)
Harris County, TX, Houston Sports Authority Revenue:
Senior Lien, AGM	5.000%	11/15/26	6,000,000	7,119,540
Senior Lien, AGM	5.000%	11/15/27	4,000,000	4,705,480

See Notes to Financial Statements.

28	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue:
Deer Park Refining Project	4.700%	5/1/18	$2,000,000	$2,116,320
Deer Park Refining Project	5.000%	2/1/23	44,000,000	49,517,160
Houston, TX, Airport Systems Revenue	5.500%	7/1/39	10,000,000	11,185,300
Houston, TX, Utility System Revenue, Combined First Lien	5.000%	11/15/44	3,000,000	3,438,930
Limestone County, TX, PFC Revenue, County Jail Project	5.750%	11/1/31	8,175,000	8,348,392
Love Field Airport Modernization Corp., TX, Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/28	4,000,000	4,511,520	(e)
Southwest Airlines Co. Project	5.250%	11/1/40	15,750,000	17,280,112
North Texas Tollway Authority Revenue	5.750%	1/1/33	54,000,000	59,580,360
North Texas Tollway Authority Revenue	6.250%	1/1/39	8,000,000	9,371,440
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.250%	8/1/18	10,000,000	11,216,500
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	4,113,842
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	57,980,000	71,927,669
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	18,000,000	21,297,060
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	15,000,000	18,077,700
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	6,000,000	6,707,700
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/29	10,000,000	11,135,900
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/30	15,000,000	16,649,550
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/31	10,000,000	11,063,700
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/42	20,000,000	22,023,200
Total Texas				443,784,966
U.S. Virgin Islands — 0.1%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	3,000,000	3,328,620
Utah — 0.0%
Provo, UT, Electric Revenue	10.125%	4/1/15	140,000	141,046	(c)
Vermont — 0.1%
Vermont State Student Assistance Corp., Education Loan Revenue	3.252%	12/3/35	6,100,000	6,146,421	(a)(e)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	29

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 0.6%
Pittsylvania County, VA, GO	5.750%	2/1/30	$5,000,000	$5,785,100
Prince William County, VA, IDA, Student Housing Revenue, George Mason University Foundation, Prince William Housing LLC	5.125%	9/1/41	3,250,000	3,586,050
Virginia College Building Authority, VA, Educational Facilities Revenue, Liberty University Inc. Project	5.000%	3/1/41	7,225,000	8,060,499
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/27	3,000,000	3,294,510	(e)
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	5,000,000	5,533,600	(e)
Total Virginia				26,259,759
Washington — 0.8%
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	7.000%	7/1/39	8,500,000	9,869,010
Swedish Health Services	6.250%	11/15/41	21,550,000	27,644,340	(b)
Washington State Public Power Supply System, Nuclear Project No. 1 Revenue, Refunding, FGIC, TCRS	7.125%	7/1/16	250,000	272,545
Total Washington				37,785,895
West Virginia — 0.3%
West Virginia State Hospital Finance Authority Revenue, United Hospital Center Inc., AGM	5.500%	6/1/33	5,000,000	5,660,550
West Virginia State Hospital Finance Authority, Hospital Revenue:
United Health Systems	5.500%	6/1/34	4,030,000	4,600,729
United Health Systems	5.500%	6/1/39	4,000,000	4,545,560
Total West Virginia				14,806,839
Wisconsin — 0.8%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	3,275,000	4,064,701	(e)
Wisconsin State HEFA Revenue:
Aurora Health Care Inc.	5.500%	4/15/29	9,000,000	10,452,510
Aurora Health Care Inc.	5.625%	4/15/39	7,800,000	9,027,954
Children’s Hospital	5.375%	8/15/37	2,800,000	3,177,972
Essentia Health, AGM	5.125%	2/15/30	6,475,000	7,153,256
Prohealth Care Inc. Obligation Group	6.625%	2/15/39	3,500,000	4,257,050	(b)
Total Wisconsin				38,133,443
Wyoming — 0.3%
Campbell County, WY, Solid Waste Facilities Revenue, Basin Electric Power Cooperative	5.750%	7/15/39	11,000,000	12,931,710
Total Investments before Short-Term Investments (Cost — $3,789,949,697)				4,300,576,711

See Notes to Financial Statements.

30	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.1%
California — 0.1%
California Statewide CDA Revenue:
Kaiser Permanente	0.010%	4/1/46	$100,000	$100,000	(j)(k)
Rady Children’s Hospital, LOC-Northern Trust Co.	0.010%	8/15/36	300,000	300,000	(j)(k)
Young Men’s Christian Association of The East Bay Project, LOC-Wells Fargo Bank N.A.	0.010%	6/1/27	800,000	800,000	(j)(k)
Eastern, CA, Municipal Water District, Water & Wastewater Revenue, SPA-Wells Fargo Bank N.A.	0.010%	7/1/30	1,500,000	1,500,000	(j)(k)
Irvine, CA, USD Special Tax Revenue, Community Facilities District No. 09-1, LOC-U.S. Bank N.A.	0.010%	9/1/54	1,200,000	1,200,000	(j)(k)
Total California				3,900,000
Florida — 0.2%
Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Revenue, LOC-Wells Fargo Bank N.A.	0.010%	10/1/48	700,000	700,000	(j)(k)
North Broward, FL, Hospital District Revenue:
NATL, LOC-Wells Fargo Bank N.A.	0.010%	1/15/27	5,060,000	5,060,000	(j)(k)
NATL, LOC-Wells Fargo Bank N.A.	0.010%	1/15/27	3,100,000	3,100,000	(j)(k)
Total Florida				8,860,000
Georgia — 0.0%
Private Colleges & Universities Authority, GA, Educational Facilities Revenue, Agnes Scott College, LOC-Wells Fargo Bank N.A.	0.010%	6/1/23	1,500,000	1,500,000	(j)(k)
Illinois — 0.1%
Illinois DFA, IDR, Profile Packaging Inc. Project, LOC-LaSalle Bank N.A.	0.150%	7/1/18	2,000,000	2,000,000	(e)(j)(k)
Illinois State Toll Highway Authority, Toll Highway Revenue, AGM, SPA-JPMorgan Chase	0.020%	1/1/31	4,300,000	4,300,000	(j)(k)
Total Illinois				6,300,000
Massachusetts — 0.1%
Massachusetts State DFA Revenue, Partners Healthcare Systems Inc., SPA-Wells Fargo Bank N.A.	0.010%	7/1/46	4,700,000	4,700,000	(j)(k)
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.010%	7/1/27	600,000	600,000	(j)(k)
Total Massachusetts				5,300,000
Missouri — 0.1%
Missouri State HEFA Revenue:
BJC Health System	0.010%	5/15/38	400,000	400,000	(j)(k)
St. Louis University, SPA-U.S. Bank N.A.	0.010%	10/1/24	6,000,000	6,000,000	(j)(k)
Total Missouri				6,400,000

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	31

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 0.0%
Las Vegas Valley, NV, Water District, GO:
Water Improvement, SPA-Dexia Credit Local	0.070%	6/1/36	$800,000	$800,000	(j)(k)
Water Improvement, SPA-Dexia Credit Local	0.070%	6/1/36	500,000	500,000	(j)(k)
Total Nevada				1,300,000
New Hampshire — 0.1%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.130%	11/1/20	4,300,000	4,300,000	(e)(j)(k)
New Jersey — 0.2%
New Jersey State Health Care Facilities Financing Authority Revenue:
LOC-Wells Fargo Bank N.A.	0.010%	7/1/36	500,000	500,000	(j)(k)
Virtua Health Inc., LOC-Wells Fargo Bank N.A.	0.010%	7/1/33	7,100,000	7,100,000	(j)(k)
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.160%	11/1/33	1,800,000	1,800,000	(j)(k)
Total New Jersey				9,400,000
New Mexico — 0.1%
University of New Mexico, NM, Subordinated Lien System, SPA-U.S. Bank N.A.	0.020%	6/1/30	2,500,000	2,500,000	(j)(k)
New York — 1.9%
Long Island, NY, Power Authority Revenue, LOC-TD Bank N.A.	0.010%	12/1/29	1,000,000	1,000,000	(j)(k)
New York City, NY, GO:
AGM, SPA-Dexia Credit Local	0.090%	11/1/26	3,345,000	3,345,000	(j)(k)
LIQ-Dexia Credit Local	0.100%	4/1/35	12,550,000	12,550,000	(j)(k)
SPA-Dexia Credit Local	0.090%	8/1/28	19,800,000	19,800,000	(j)(k)
Subordinated, LOC-Dexia Credit Local	0.090%	3/1/34	1,435,000	1,435,000	(j)(k)
New York City, NY, MFA, Water & Sewer System Revenue, SPA-Dexia Credit Local	0.090%	6/15/32	3,375,000	3,375,000	(j)(k)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.110%	6/15/32	10,550,000	10,550,000	(j)(k)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.090%	8/1/22	3,800,000	3,800,000	(j)(k)
Future Tax Secured, SPA-Dexia Credit Local	0.090%	8/1/23	8,675,000	8,675,000	(j)(k)
Future Tax Secured, SPA-Dexia Credit Local	0.100%	8/1/31	850,000	850,000	(j)(k)
New York City Recovery Project, LIQ-JPMorgan Chase	0.020%	11/1/22	1,000,000	1,000,000	(j)(k)
New York City Recovery Project, Subordinated, LIQ-Dexia Credit Local	0.090%	11/1/22	10,650,000	10,650,000	(j)(k)
New York City Recovery Project, SPA-Royal Bank of Canada	0.010%	11/1/22	200,000	200,000	(j)(k)

See Notes to Financial Statements.

32	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Housing Finance Agency Revenue:
Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.010%	5/1/45	$5,300,000	$5,300,000	(j)(k)
Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.010%	5/1/45	3,450,000	3,450,000	(j)(k)
Total New York				85,980,000
North Carolina — 0.4%
Charlotte, NC, Water & Sewer System Revenue:
SPA-Depfa Bank PLC	0.010%	7/1/36	3,900,000	3,900,000	(j)(k)
SPA-Wells Fargo Bank N.A.	0.010%	7/1/27	3,400,000	3,400,000	(j)(k)
Guilford County, NC, GO, SPA-Wells Fargo Bank N.A.	0.010%	3/1/25	6,500,000	6,500,000	(j)(k)
North Carolina Capital Facilities Finance Agency, Student Revenue, UNCP University Foundation Inc., LOC-Wells Fargo Bank N.A.	0.010%	7/1/31	1,895,000	1,895,000	(j)(k)
Raleigh, NC, Combined Enterprise System Revenue, SPA-Wells Fargo Bank N.A.	0.010%	3/1/35	120,000	120,000	(j)(k)
Total North Carolina				15,815,000
Oregon — 0.0%
Oregon State, GO, Veterans Welfare, SPA-U.S. Bank N.A.	0.030%	12/1/41	1,850,000	1,850,000	(j)(k)
Pennsylvania — 0.4%
Bucks County, PA, St. Mary Hospital Authority, Catholic Health, SPA-Landesbank Hessen-Thurigen	0.030%	3/1/32	3,400,000	3,400,000	(j)(k)
Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A.	0.010%	8/1/22	2,300,000	2,300,000	(j)(k)
Mercer County, PA, GO	0.080%	10/1/31	8,770,000	8,770,000	(j)(k)
Philadelphia, PA, Authority For Industrial Development, Gift of Life Donor Programme Project, LOC-Commerce Bank N.A.	0.020%	12/1/34	1,200,000	1,200,000	(j)(k)
Total Pennsylvania				15,670,000
South Carolina — 0.1%
North Charleston, SC, Municipal Golf Course Mortgage Revenue, SPA-Bank of America	0.010%	5/1/24	3,630,000	3,630,000	(j)(k)
Vermont — 0.1%
Vermont State Housing Finance Agency Revenue	0.200%	5/1/33	300,000	300,000	(e)(j)(k)
Vermont State Housing Finance Agency Revenue:
AGM	0.030%	5/1/37	3,100,000	3,100,000	(e)(j)(k)
Multiple Purpose, SPA-Bank of New York Mellon	0.030%	11/1/37	2,400,000	2,400,000	(e)(j)(k)
Vermont State Housing Finance Agency, Single-Family Revenue, AGM, TD Bank N.A.	0.030%	11/1/33	610,000	610,000	(e)(j)(k)
Total Vermont				6,410,000
Virginia — 0.1%
Capital Region, VA, Airport Commission Passenger Facilities Charge Revenue	0.010%	6/1/35	1,070,000	1,070,000	(j)(k)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	33

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Loudoun County, VA, Sanitation Authority Water & Sewer Revenue, Parity Indebtness, LOC-Bank of America N.A.	0.010%	1/1/30	$2,850,000	$2,850,000	(j)(k)
Total Virginia				3,920,000
Washington — 0.1%
Washington State Housing Finance Commission, Non-Profit Revenue, The Overlake School Project, LOC-Wells Fargo Bank N.A.	0.010%	10/1/29	2,500,000	2,500,000	(j)(k)
Total Short-Term Investments (Cost — $185,535,000)				185,535,000
Total Investments — 99.1% (Cost — $3,975,484,697#)				4,486,111,711
Other Assets in Excess of Liabilities — 0.9%				41,076,498
Total Net Assets — 100.0%				$4,527,188,209

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Maturity date shown represents the mandatory tender date.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	The coupon payment on these securities is currently in default as of February 28, 2015.

(i)	Illiquid security (unaudited).

(j)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(k)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $3,974,101,528.

See Notes to Financial Statements.

34	Western Asset Managed Municipals Fund 2015 Annual Report

Western Asset Managed Municipals Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
RDA	— Redevelopment Agency
SIFMA	— Securities Industry And Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority
UNCP	— University of North Carolina at Penbroke
USD	— Unified School District
VHA	— Veterans Health Administration

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	35

Schedule of investments (cont’d)

February 28, 2015

Western Asset Managed Municipals Fund

Ratings Table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	3.5%
AA/Aa	29.7
A	45.4
BBB/Baa	10.1
BB/Ba	3.8
B/B	1.0
A-1/VMIG 1	4.1
NR***	2.4
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

36	Western Asset Managed Municipals Fund 2015 Annual Report

Statement of assets and liabilities

February 28, 2015

Assets:
Investments, at value (Cost — $3,975,484,697)	$4,486,111,711
Cash	42,241
Interest receivable	50,877,693
Receivable for Fund shares sold	4,570,532
Receivable for securities sold	410,000
Prepaid expenses	107,194
Total Assets	4,542,119,371

Liabilities:
Payable for Fund shares repurchased	9,386,924
Distributions payable	1,725,115
Investment management fee payable	1,564,097
Service and/or distribution fees payable	741,902
Payable to broker — variation margin on open futures contracts	139,276
Trustees’ fees payable	16,600
Accrued expenses	1,357,248
Total Liabilities	14,931,162
Total Net Assets	$4,527,188,209

Net Assets:
Par value (Note 7)	$2,670
Paid-in capital in excess of par value	4,155,633,668
Undistributed net investment income	3,003,327
Accumulated net realized loss on investments and futures contracts	(141,899,970)
Net unrealized appreciation on investments and futures contracts	510,448,514
Total Net Assets	$4,527,188,209

Shares Outstanding:
Class 1	1,490,986
Class A	164,038,525
Class B	1,953,799
Class C	44,150,273
Class I	55,415,039

Net Asset Value:
Class 1 (and redemption price)	$16.89
Class A (and redemption price)	$16.95
Class B*	$16.95
Class C*	$16.96
Class I (and redemption price)	$16.97
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.70

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	37

Statement of operations

For the Year Ended February 28, 2015

Investment Income:
Interest	$202,852,917

Expenses:
Investment management fee (Note 2)	19,790,999
Service and/or distribution fees (Notes 2 and 5)	9,615,358
Transfer agent fees (Note 5)	2,403,831
Fund accounting fees	304,676
Legal fees	210,860
Registration fees	145,305
Insurance	81,613
Audit and tax fees	79,651
Trustees’ fees	68,058
Shareholder reports	60,449
Custody fees	19,251
Miscellaneous expenses	23,229
Total Expenses	32,803,280
Net Investment Income	170,049,637

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(65,354,135)
Futures contracts	(26,388,645)
Net Realized Loss	(91,742,780)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	263,029,081
Futures contracts	2,085,824
Change in Net Unrealized Appreciation (Depreciation)	265,114,905
Net Gain on Investments and Futures Contracts	173,372,125
Increase in Net Assets from Operations	$343,421,762

See Notes to Financial Statements.

38	Western Asset Managed Municipals Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2015	2014

Operations:
Net investment income	$170,049,637	$197,418,159
Net realized gain (loss)	(91,742,780)	35,379,037
Change in net unrealized appreciation (depreciation)	265,114,905	(396,821,341)
Increase (Decrease) in Net Assets from Operations	343,421,762	(164,024,145)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(168,418,869)	(196,100,012)
Decrease in Net Assets from Distributions to Shareholders	(168,418,869)	(196,100,012)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	689,788,313	726,462,015
Reinvestment of distributions	146,583,122	169,486,539
Cost of shares repurchased	(774,514,653)	(2,058,739,462)
Increase (Decrease) in Net Assets from Fund Share Transactions	61,856,782	(1,162,790,908)
Increase (Decrease) in Net Assets	236,859,675	(1,522,915,065)

Net Assets:
Beginning of year	4,290,328,534	5,813,243,599
End of year*	$4,527,188,209	$4,290,328,534
*Includesundistributed net investment income of:	$3,003,327	$2,309,321

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	39

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class 1 Shares[1]	2015	2014	2013	2012[2]	2011

Net asset value, beginning of year	$16.22	$17.26	$16.74	$14.94	$15.87

Income (loss) from operations:
Net investment income	0.68	0.67	0.68	0.74	0.75
Net realized and unrealized gain (loss)	0.66	(1.04)	0.52	1.80	(0.93)
Total income (loss) from operations	1.34	(0.37)	1.20	2.54	(0.18)

Less distributions from:
Net investment income	(0.67)	(0.67)	(0.68)	(0.74)	(0.75)
Net realized gains	—	—	—	—	(0.00) [3]
Total distributions	(0.67)	(0.67)	(0.68)	(0.74)	(0.75)

Net asset value, end of year	$16.89	$16.22	$17.26	$16.74	$14.94
Total return[4]	8.38%	(2.07)%	7.28%	17.42%	(1.20)%

Net assets, end of year (millions)	$25	$25	$30	$30	$29

Ratios to average net assets:
Gross expenses	0.58%	0.63%	0.60%	0.62%	0.62%
Net expenses[5,6]	0.58	0.63	0.52 [7]	0.50 [7]	0.49 [7]
Net investment income	4.05	4.14	4.00	4.73	4.81

Portfolio turnover rate	7%	22%	10%	14%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed the total annual operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed the total annual operating expenses for Class A shares less the 12b-1 differential of 0.15%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Managed Municipals Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2015	2014	2013	2012[2]	2011

Net asset value, beginning of year	$16.27	$17.31	$16.79	$14.99	$15.92

Income (loss) from operations:
Net investment income	0.66	0.67	0.66	0.72	0.73
Net realized and unrealized gain (loss)	0.68	(1.04)	0.52	1.80	(0.93)
Total income (loss) from operations	1.34	(0.37)	1.18	2.52	(0.20)

Less distributions from:
Net investment income	(0.66)	(0.67)	(0.66)	(0.72)	(0.73)
Net realized gains	—	—	—	—	(0.00) [3]
Total distributions	(0.66)	(0.67)	(0.66)	(0.72)	(0.73)

Net asset value, end of year	$16.95	$16.27	$17.31	$16.79	$14.99
Total return[4]	8.33%	(2.08)%	7.14%	17.21%	(1.32)%

Net assets, end of year (millions)	$2,780	$2,787	$3,687	$3,527	$3,581

Ratios to average net assets:
Gross expenses	0.66%	0.66%	0.65%	0.65%	0.64%
Net expenses[5]	0.66	0.66	0.65	0.65	0.64
Net investment income	3.96	4.10	3.87	4.59	4.66

Portfolio turnover rate	7%	22%	10%	14%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2015	2014	2013	2012[2]	2011

Net asset value, beginning of year	$16.28	$17.31	$16.79	$15.02	$15.93

Income (loss) from operations:
Net investment income	0.57	0.57	0.56	0.63	0.64
Net realized and unrealized gain (loss)	0.66	(1.03)	0.52	1.79	(0.93)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.07
Total income (loss) from operations	1.23	(0.46)	1.08	2.42	(0.22)

Less distributions from:
Net investment income	(0.56)	(0.57)	(0.56)	(0.65)	(0.69)
Net realized gains	—	—	—	—	(0.00) [3]
Total distributions	(0.56)	(0.57)	(0.56)	(0.65)	(0.69)

Net asset value, end of year	$16.95	$16.28	$17.31	$16.79	$15.02
Total return[4]	7.65%	(2.60)%	6.52%	16.50%	(1.46)%[5]

Net assets, end of year (millions)	$33	$40	$54	$64	$76

Ratios to average net assets:
Gross expenses	1.24%	1.26%	1.23%	1.26%	1.23%
Net expenses[6]	1.24	1.26	1.23	1.26	1.23
Net investment income	3.39	3.51	3.30	3.98	4.06

Portfolio turnover rate	7%	22%	10%	14%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (1.92)%. Class B received $453,456 related to this distribution.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

42	Western Asset Managed Municipals Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2015	2014	2013	2012[2]	2011

Net asset value, beginning of year	$16.29	$17.32	$16.80	$15.00	$15.93

Income (loss) from operations:
Net investment income	0.57	0.58	0.57	0.63	0.64
Net realized and unrealized gain (loss)	0.66	(1.03)	0.51	1.80	(0.93)
Total income (loss) from operations	1.23	(0.45)	1.08	2.43	(0.29)

Less distributions from:
Net investment income	(0.56)	(0.58)	(0.56)	(0.63)	(0.64)
Net realized gains	—	—	—	—	(0.00) [3]
Total distributions	(0.56)	(0.58)	(0.56)	(0.63)	(0.64)

Net asset value, end of year	$16.96	$16.29	$17.32	$16.80	$15.00
Total return[4]	7.65%	(2.56)%	6.54%	16.55%	(1.88)%

Net assets, end of year (millions)	$749	$748	$1,050	$966	$908

Ratios to average net assets:
Gross expenses	1.24%	1.23%	1.21%	1.21%	1.20%
Net expenses[5]	1.24	1.23	1.21	1.21	1.20
Net investment income	3.39	3.54	3.31	4.02	4.10

Portfolio turnover rate	7%	22%	10%	14%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2015 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2015	2014	2013	2012[2]	2011

Net asset value, beginning of year	$16.30	$17.34	$16.82	$15.01	$15.94

Income (loss) from operations:
Net investment income	0.68	0.69	0.68	0.74	0.76
Net realized and unrealized gain (loss)	0.66	(1.05)	0.52	1.81	(0.94)
Total income (loss) from operations	1.34	(0.36)	1.20	2.55	(0.18)

Less distributions from:
Net investment income	(0.67)	(0.68)	(0.68)	(0.74)	(0.75)
Net realized gains	—	—	—	—	(0.00) [3]
Total distributions	(0.67)	(0.68)	(0.68)	(0.74)	(0.75)

Net asset value, end of year	$16.97	$16.30	$17.34	$16.82	$15.01
Total return[4]	8.36%	(1.98)%	7.28%	17.42%	(1.19)%

Net assets, end of year (millions)	$940	$690	$992	$767	$624

Ratios to average net assets:
Gross expenses	0.57%	0.61%	0.51%	0.51%	0.49%
Net expenses[5,6]	0.57	0.57 [7]	0.51 [7]	0.51	0.49
Net investment income	4.05	4.19	4.00	4.70	4.81

Portfolio turnover rate	7%	22%	10%	14%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Managed Municipals Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Managed Municipals Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

46	Western Asset Managed Municipals Fund 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$4,300,576,711	—	$4,300,576,711
Short-term investments†	—	185,535,000	—	185,535,000
Total investments	—	$4,486,111,711	—	$4,486,111,711

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$178,500	—	—	$178,500

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Western Asset Managed Municipals Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications

48	Western Asset Managed Municipals Fund 2015 Annual Report

have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$33,168,998	$(33,168,998)
(b)	$(936,762)	936,762	—
(a)	Reclassifications are primarily due to the expiration of a capital loss carryforward from a prior year.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I did not exceed 0.60%. The total annual operating expenses for Class 1 shares did not exceed the total annual operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption

Western Asset Managed Municipals Fund 2015 Annual Report	49

Notes to financial statements (cont’d)

occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2015, LMIS and its affiliates retained sales charges of $381,857 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$60,963	$22,756	$24,589

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007 . This change had no effect on fees previously deferred. As of February 28, 2015, the Fund had accrued $2,031 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$283,074,314
Sales	406,852,885

At February 28, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$540,469,171
Gross unrealized depreciation	(28,458,988)
Net unrealized appreciation	$512,010,183

At February 28, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	382	3/15	$56,124,072	$56,165,938	$(41,866)
U.S. Treasury Long-Term Bonds	558	6/15	90,172,179	90,308,813	(136,634)
Net unrealized depreciation on open futures contracts					$(178,500)

50	Western Asset Managed Municipals Fund 2015 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2015.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$178,500

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(26,388,645)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$2,085,824

During the year ended February 28, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$199,624,962

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 28, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$139,276	$(139,276)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Western Asset Managed Municipals Fund 2015 Annual Report	51

Notes to financial statements (cont’d)

[4]	See the accompanying Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15%, 0.65% and 0.70% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$26,001
Class A	$4,164,998	1,115,674
Class B	237,172	43,855
Class C	5,213,188	470,210
Class I	—	748,091
Total	$9,615,358	$2,403,831

6. Distributions to shareholders by class

	Year Ended February 28, 2015	Year Ended February 28, 2014
Net Investment Income:
Class 1	$1,013,033	$1,101,342
Class A	108,977,463	128,030,656
Class B	1,222,089	1,571,642
Class C	24,962,254	30,875,314
Class I	32,244,030	34,521,058
Total	$168,418,869	$196,100,012

7. Shares of beneficial interest

At February 28, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

52	Western Asset Managed Municipals Fund 2015 Annual Report

Transactions in shares of each class were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	2,958	$46,214
Shares issued on reinvestment	60,661	$1,013,165	67,887	1,101,316
Shares repurchased	(125,182)	(2,082,460)	(234,785)	(3,800,302)
Net decrease	(64,521)	$(1,069,295)	(163,940)	$(2,652,772)

Class A
Shares sold	17,117,225	$286,845,765	18,341,838	$300,785,304
Shares issued on reinvestment	6,017,045	100,809,275	7,234,072	117,855,497
Shares repurchased	(30,387,877)	(507,490,774)	(67,254,412)	(1,091,876,313)
Net decrease	(7,253,607)	$(119,835,734)	(41,678,502)	$(673,235,512)

Class B
Shares sold	17,249	$289,771	9,875	$162,777
Shares issued on reinvestment	66,994	1,121,882	87,425	1,423,424
Shares repurchased	(567,487)	(9,483,591)	(775,840)	(12,644,119)
Net decrease	(483,244)	$(8,071,938)	(678,540)	$(11,057,918)

Class C
Shares sold	3,924,676	$65,834,795	3,910,761	$64,604,729
Shares issued on reinvestment	1,174,638	19,692,831	1,459,179	23,787,624
Shares repurchased	(6,865,142)	(114,664,070)	(20,087,685)	(325,241,419)
Net decrease	(1,765,828)	$(29,136,444)	(14,717,745)	$(236,849,066)

Class I
Shares sold	20,074,895	$336,817,982	22,092,961	$360,862,991
Shares issued on reinvestment	1,425,447	23,945,969	1,550,607	25,318,678
Shares repurchased	(8,409,757)	(140,793,758)	(38,557,335)	(625,177,309)
Net increase (decrease)	13,090,585	$219,970,193	(14,913,767)	$(238,995,640)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2015	2014
Distributions paid from:
Tax-exempt income	$168,349,243	$195,876,870
Ordinary income	69,626	223,142
Total distributions paid	$168,418,869	$196,100,012

Western Asset Managed Municipals Fund 2015 Annual Report	53

Notes to financial statements (cont’d)

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$3,163,347
Deferred capital losses*	(59,443,225)
Capital loss carryforward**	(84,018,414)
Other book/tax temporary differences(a)	18,480
Unrealized appreciation (depreciation)(b)	511,831,683
Total accumulated earnings (losses) — net	$371,551,871

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund's capital loss carryforward may be utilized.

**	As of February 28, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2018	$(26,456,127)
2/28/2019	(57,562,287)
$(84,018,414)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

54	Western Asset Managed Municipals Fund 2015 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Managed Municipals Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed Municipals Fund as of February 28, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 15, 2015

Western Asset Managed Municipals Fund 2015 Annual Report	55

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the

56	Western Asset Managed Municipals Fund

Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Western Asset Managed Municipals Fund	57

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general and insured municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2014 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for certain share classes of the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the Subadviser’s fee and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as general and insured municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account

58	Western Asset Managed Municipals Fund

management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Managed Municipals Fund	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Managed Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

60	Western Asset Managed Municipals Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Managed Municipals Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

62	Western Asset Managed Municipals Fund

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Managed Municipals Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

64	Western Asset Managed Municipals Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Western Asset Managed Municipals Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

66	Western Asset Managed Municipals Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2015:

Record Date:	Daily	Daily		Daily
Payable Date:	March 2014 – September 2014	10/31/2014		November 2014 – February 2015
Tax-exempt interest	100.00%	99.52%		100.00%
Ordinary Income	—	0.48	%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Managed Municipals Fund	67

Western Asset

Managed Municipals Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Managed Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Managed Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02207 4/15 SR15-2445

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2014 and February 28, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,005 in 2014 and $150,717 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,000 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,250 in 2014 and $12,380 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 15, 2015